VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its Portfolio,
Van Kampen Enterprise Portfolio
Supplement dated December 23, 2008
to the
Class I Shares Prospectus
dated April 30, 2008
and
Class II Shares Prospectus
dated April 30, 2008,
each as previously supplemented on May 21, 2008 and
November 21, 2008

The Prospectus is hereby supplemented as follows:

The Board of Trustees (the “Board”) has reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Life Investment Trust Enterprise Portfolio (the “Portfolio”). In connection therewith, the Board considered various options for the Portfolio, including a possible merger or liquidation of the Portfolio. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Portfolio. On November 13, 2008, the Board approved a Plan of Liquidation for the Portfolio. Current Portfolio shareholders may continue to purchase shares of the Portfolio. The Plan of Liquidation will be presented to the shareholders of the Portfolio for approval at a special meeting currently scheduled for the second quarter of 2009, and if shareholders approve the Plan of Liquidation, the Portfolio will be liquidated shortly thereafter.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LITSPTENT 12/08